Summary Prospectus Supplement	March 29, 2017

Putnam Low Volatility Equity Fund
Summary Prospectus dated November 30, 2016

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The prospectus is supplemented as follows to add information about class T shares. Class T shares of the fund are not currently available for purchase.

The front cover page is supplemented to add class T shares to the list of shares to which the prospectus relates, and to indicate that the fund symbol for class T shares is pending.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 18 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information is added to similar disclosure for the fund under Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as a
	imposed on purchases (as a	percentage of original purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	1.00%*

Class B	NONE	5.00%**

Class C	NONE	1.00%***

Class M	3.50%	NONE

Class T	2.50%	NONE

Class Y	NONE	NONE

(over, please)

306015 3/17

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual		Total annual fund
Share	Management	and service	Other	fund operating	Expense	operating expenses after
class	fees	(12b-1) fees	expenses	expenses	reimbursement#	expense reimbursement

Class A	0.62%	0.25%	0.45%=	1.32%	(0.12%)	1.20%

Class B	0.62%	1.00%	0.45%=	2.07%	(0.12%)	1.95%

Class C	0.62%	1.00%	0.45%=	2.07%	(0.12%)	1.95%

Class M	0.62%	0.75%	0.45%=	1.82%	(0.12%)	1.70%

Class T	0.62%	0.25%	0.45%<	1.32%	(0.12%)	1.20%

Class Y	0.62%	N/A	0.45%=	1.07%	(0.12%)	0.95%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

= Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year, as restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through November 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$690	$959	$1,247	$2,066

Class B	$698	$938	$1,304	$2,200

Class B (no redemption)	$198	$638	$1,104	$2,200

Class C	$298	$638	$1,104	$2,393

Class C (no redemption)	$198	$638	$1,104	$2,393

Class M	$517	$892	$1,291	$2,405

Class T	$369	$647	$945	$1,792

Class Y	$97	$329	$580	$1,297